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                                  EXHIBIT 23.2

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                                                                    Exhibit 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated July 9, 2001 included in Wright Medical Group, Inc.'s S-1 Registration Statement and to all references to our Firm included in this Registration Statement on Form S-8.


/s/ ARTHUR ANDERSEN LLP

Memphis, Tennessee
December 10, 2001